Exhibit 10.7

               AMENDED AND RESTATED CONTROLLING BENEFICIARY DEED

         DATED 17 OCTOBER 2006 AS AMENDED AND RESTATED ON 1 MARCH 2007

                      PERMANENT MORTGAGES TRUSTEE LIMITED

                             AS MORTGAGES TRUSTEE

                       PERMANENT FUNDING (NO. 1) LIMITED
                           AS FUNDING 1 BENEFICIARY

                       PERMANENT FUNDING (NO. 2) LIMITED
                           AS FUNDING 2 BENEFICIARY

                                  HALIFAX PLC
                          AS SELLER AND A BENEFICIARY

                                      AND

                             THE BANK OF NEW YORK
         AS FUNDING 1 SECURITY TRUSTEE AND FUNDING 2 SECURITY TRUSTEE

                                   CONTENTS

CLAUSE                                                                     PAGE

1.     Definitions and Interpretations........................................2
2.     Directions to the Mortgages Trustee....................................3
3.     Directions of the Funding Beneficiaries................................4
4.     Directions of the Funding Security Trustees............................4
5.     Controlling Beneficiary Deed Power of Attorney.........................5
6.     Certain Terms not to be Affected.......................................5
7.     Further Assurance......................................................5
8.     Non Petition Covenant..................................................5
9.     No Partnership or Agency...............................................5
10.    Assignment.............................................................6
11.    Funding Security Trustees..............................................6
12.    Amendments and Waiver..................................................7
13.    Notices................................................................8
14.    Contracts (Rights of Third Parties) Act 1999...........................8
15.    Termination............................................................8
16.    Execution in Counterparts; Severability................................9
17.    Governing Law..........................................................9

Signatories..................................................................16

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THIS DEED is made on 17 October 2006 as amended and rested on 1 March 2007

BETWEEN:

(1) HALIFAX PLC (registered number 2367076), a public limited company incorporated under the laws of England and Wales whose registered office is at Trinity Road, Halifax, West Yorkshire HX1 2RG (in its capacities as SELLER and BENEFICIARY);

(2) PERMANENT FUNDING (NO. 1) LIMITED (registered number 4267660), a private limited company incorporated under the laws of England and Wales whose registered office is at 35 Great St. Helen's, London EC3A 6AP (in its capacity as the FUNDING 1 BENEFICIARY);

(3) PERMANENT FUNDING (NO. 2) LIMITED (registered number 04441772), a private limited company incorporated under the laws of England and Wales whose registered office is at 35 Great St. Helen's, London EC3A 6AP (in its capacity as the FUNDING 2 BENEFICIARY and, together with the Funding 1 Beneficiary, the FUNDING BENEFICIARIES and, the Funding Beneficiaries together with the Seller, the BENEFICIARIES);

(4) PERMANENT MORTGAGES TRUSTEE LIMITED (registered number 83116), a private limited company incorporated under the laws of Jersey whose registered office is at 47 Esplanade, St Helier, Jersey JE1 0BD, Channel Islands (in its capacity as MORTGAGES TRUSTEE); and

(5) THE BANK OF NEW YORK, a New York banking corporation whose London branch address is at One Canada Square, 48th Floor, London E13 5AL in its capacity as security trustee in respect of the Funding 1 Beneficiary (the FUNDING 1 SECURITY TRUSTEE) and in its capacity as security trustee in respect of the Funding 2 Beneficiary (the FUNDING 2 SECURITY TRUSTEE and, together with the Funding 1 Security Trustee, the FUNDING SECURITY TRUSTEES).

WHEREAS:

(A) On or about 17 October 2006 the Mortgages Trustee executed the amended and restated Mortgages Trust Deed whereby it undertook to hold the Trust Property upon trust for the Funding 1 Beneficiary, the Funding 2 Beneficiary and the Seller absolutely in accordance with and subject to the terms of the Mortgages Trust Deed.

(B) The Beneficiaries have agreed that the Beneficiaries (acting together) shall act in connection with their respective beneficial interests in the Trust Property to which they are each entitled and the exercise of any rights, powers, discretions or consents under the Transaction Documents according to the terms and conditions set out in the Controlling Beneficiary Deed dated 17 October 2006 between the parties hereto (the ORIGINAL CONTROLLING BENEFICIARY DEED) and the Mortgages Trust Deed.

(C) The Funding Beneficiaries have agreed that the Funding Beneficiaries (acting together) shall act in connection with their respective beneficial interests in the Trust Property and the exercise of any rights, powers, discretions or consents under the Transaction Documents to which they are both party according to the terms and conditions set out in the Original Controlling Beneficiary Deed and the Mortgages Trust Deed.

(D) The Seller has agreed to act in accordance with the Funding Beneficiary Controlling Directions (as defined below) save as expressly set out in the Original Controlling Beneficiary Deed.

(E) The Funding Security Trustees have agreed that the Funding Security Trustees (acting together) shall act in connection with the exercise of any rights, powers, discretions or consents under the

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       Transaction Documents to which they are both party according to the terms and conditions set out in the Original Controlling Beneficiary
       Deed.

(F) The parties to the Original Controlling Beneficiary Deed have agreed to amend and restate the terms of the Original Controlling Beneficiary Deed as set out herein.

NOW IT IS HEREBY AGREED as follows:

1.     DEFINITIONS AND INTERPRETATIONS

1.1    INCORPORATION OF MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE

       The amended and restated master definitions and construction schedule signed by, amongst others, the parties to this Deed and dated on or about 17 October 2006 (as the same may be amended, varied or supplemented from time to time with the consent of the parties to this
       Deed) (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) is expressly and specifically incorporated into this Deed and, accordingly, the expressions defined in the Master Definitions and Construction Schedule (as so amended, varied or supplemented from time to time) shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Deed, including the Recitals hereto and this Deed shall be construed in accordance with the interpretation provisions set out in CLAUSE 2 of the Master Definitions and Construction Schedule.

1.2    ADDITIONAL DEFINITIONS

       In this Deed:

       CONTROLLING DIRECTIONS means, in respect of

       (a) the Funding Beneficiaries, the Funding Beneficiary Controlling Directions; and

       (b) the Funding Security Trustees, the Funding Security Trustee Controlling Directions;

       FUNDING BENEFICIARY CONTROLLING DIRECTIONS means the directions of the Funding Beneficiary representing one or more Issuers (as applicable) with the highest ranking class of Notes then outstanding and, if each of the Funding Beneficiaries represents one or more Issuers (as applicable) with the same class as their highest ranking class of Notes then outstanding, then the Funding Beneficiary representing one or more Issuers (as applicable) with the greatest Outstanding Principal Balance of the highest ranking class of Notes (including, for the avoidance of doubt, where a Funding Security Trustee is acting in place of the relevant Funding Beneficiary under the terms of this document and the Funding 1 Deed of Charge or the Funding 2 Deed of Charge (as applicable)); and

       FUNDING SECURITY TRUSTEE CONTROLLING DIRECTIONS means the directions of the Funding Security Trustee representing one or more Issuers (as applicable) with the highest ranking class of Notes then outstanding and, if each of the Funding Security Trustees represents one or more Issuers (as applicable) with the same class as their highest ranking class of Notes then outstanding, then the Funding Security Trustee representing one or more Issuers (as applicable) with the greatest Outstanding Principal Balance of the highest ranking class of Notes (other than, for the avoidance of doubt, where the relevant Funding Security Trustee is acting in place of a Funding Beneficiary in giving the Funding Beneficiary Controlling Directions).

       For these purposes:

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      (i)      a Funding Beneficiary will be treated as "representing" an
               Issuer in the circumstances where that Funding Beneficiary is the debtor under the terms of an Intercompany Loan Agreement or the Master Intercompany Loan Agreement, as the case may be, between that Issuer and that Funding Beneficiary;

       (ii) a Funding Security Trustee acts "in place" of a Funding Beneficiary pursuant to any assignment of that Funding Beneficiary's rights under this Deed as security for its obligations under the Funding 1 Deed of Charge or the Funding 2 Deed of Charge (as applicable) as set out in Clause 11 below;

       (iii) a Funding Security Trustee will be treated as "representing" an Issuer in the circumstances where that Funding Security Trustee is the security trustee under the Funding 1 Deed of Charge or the Funding 2 Deed of Charge (as applicable) between a Funding Beneficiary, that Funding Security Trustee and that Issuer which secures the obligations of that Funding Beneficiary to that Issuer under an Intercompany Loan Agreement or the Master Intercompany Loan Agreement (as applicable) between that Issuer and that Funding Beneficiary;

       (iv) all denominations of the Outstanding Principal Balance of any class of Notes will be calculated in sterling and where the Outstanding Principal Balance of such class of Notes of a Funding 1 Issuer or the Master Issuer is not denominated in sterling it will be deemed to be in an amount equal to the principal amount outstanding (denominated in sterling) of the corresponding Term Advance under the relevant Intercompany Loan Agreement or Loan Tranche under the Master Intercompany Loan Agreement; and

       (v)     the highest ranking class of Notes outstanding shall mean:

               (A) in relation to the Funding 1 Issuers, the Class A Notes (for so long as there are Class A Notes outstanding), the Class B Notes (so long as there are no Class A Notes outstanding), the Class M Notes (so long as there are no Class A Notes nor Class B Notes outstanding), the Class C Notes (so long as there are no Class A Notes, Class B Notes nor Class M Notes outstanding) and the Class D Notes (so long as there are no Class A Notes, Class B Notes, Class M Notes nor Class C Notes outstanding); and

               (B) in relation to the Master Issuer, the Class A Notes (for so long as there are Class A Notes outstanding), the Class B Notes (so long as there are no Class A Notes outstanding), the Class M Notes (so long as there are no Class A Notes nor Class B Notes outstanding), the Class C Notes (so long as there are no Class A Notes, Class B Notes nor Class M Notes outstanding) and the Class D Notes (so long as there are no Class A Notes, Class B Notes, Class M Notes nor Class C Notes outstanding).

1.3    AMENDMENT AND RESTATEMENT OF ORIGINAL CONTROLLING BENEFICIARY DEED

       This Deed amends and restates the Original Controlling Beneficiary Deed. As of the date of this Deed, any future rights or obligations (excluding such obligations accrued to the date of this Deed) of a party under the Original Controlling Beneficiary Deed shall be extinguished and shall instead be governed by this Deed.

2.     DIRECTIONS TO THE MORTGAGES TRUSTEE

2.1 The Funding Beneficiaries hereby agree amongst themselves and jointly direct the Mortgages Trustee to accept the Funding Beneficiary Controlling Directions as their joint directions. In doing

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       so, the Funding Beneficiaries each agree to give directions to the
       Mortgages Trustee pursuant to Clause 3 that are consistent with the Funding Beneficiary Controlling Directions (if any).

2.2 The Seller hereby agrees with the Funding Beneficiaries and directs the Mortgages Trustee to accept the Funding Beneficiary Controlling Directions as the Beneficiaries' joint directions other than in the case of directions to be given by the Beneficiaries pursuant to Clause 18(b) and Clause 23(b) of the Mortgages Trust Deed. In doing so, the Seller agrees that it will give directions to the Mortgages Trustee which are consistent with the Funding Beneficiary Controlling Directions (if any).

2.3 The Funding Beneficiaries hereby agree, to the extent they consider in their absolute discretion that it is appropriate to do so, to consult with the Seller before providing any directions to the Mortgages Trustee.

2.4 Each Beneficiary hereby agrees that any directions provided by it to the Mortgages Trustee under CLAUSE 16 (Directions from Beneficiaries) of the Mortgages Trust Deed shall be copied to each other Beneficiary and, if required to do so under this CLAUSE 2.4, the other Beneficiaries shall promptly provide an identical direction to the Mortgages Trustee.

2.5 Notwithstanding the other provisions of this CLAUSE 2.5, provided that the conditions to termination of the Mortgages Trust set out in CLAUSE 23(A) (Termination) of the Mortgages Trust have been satisfied, the Beneficiaries agree between themselves and hereby direct the Mortgages Trustee that the Seller is authorised on behalf of the Beneficiaries and in accordance with the provisions set out in CLAUSE 23 (Termination) of the Mortgages Trust to request the termination of the Mortgages Trust.

2.6 For the avoidance of doubt, the Seller shall not be deemed or obliged to give directions which are consistent with the Funding Security Trustee Controlling Directions pursuant to this CLAUSE 2.

3.     DIRECTIONS OF THE FUNDING BENEFICIARIES

       Save as expressly provided for in this Deed or in any other Transaction Document to which the Funding Beneficiaries are both party, it is hereby agreed that where it is provided in the Transaction Documents that both the Funding 1 Beneficiary and the Funding 2 Beneficiary may provide or exercise, as applicable, directions, rights, powers, benefits and/or discretions (or any equivalent thereof) (including, without limitation, agreeing to any amendment or waiver of any provision thereof and/or giving its consent, approval or authorisation of any event, matter or thing requested thereunder), then (irrespective of whether or not the Funding 1 Beneficiary and the Funding 2 Beneficiary shall so act together with any other parties to the Transaction Documents) such directions, rights, powers, benefits and/or discretions (or their equivalent) shall be provided and/or exercised by the Funding 1 Beneficiary and the Funding 2 Beneficiary in a manner that is consistent with the Funding Beneficiaries Controlling Directions.

4.     DIRECTIONS OF THE FUNDING SECURITY TRUSTEES

       Save as expressly provided for in this Deed or in any other Transaction Document to which both the Funding Security Trustees are party, it is hereby agreed that where it is provided in the Transaction Documents that both the Funding Security 1 Trustee and the Funding 2 Security Trustee may provide or exercise, as applicable, directions, rights, powers, benefits and/or discretions (or any equivalent thereof) (including, without limitation, agreeing to any amendment or waiver of any provision thereof and/or giving its consent, approval or authorisation of any event, matter or thing requested thereunder), then (irrespective of whether or not the Funding Security 1 Trustee and the Funding 2 Security Trustee shall so act together with any other parties to the Transaction Documents) such directions, rights, powers, benefits and/or discretions (or their equivalent) shall be provided and/or exercised by the Funding Security 1 Trustee and the Funding 2 Security Trustee in a manner that is consistent with the Funding Security Trustee Controlling Directions.

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5.     CONTROLLING BENEFICIARY DEED POWER OF ATTORNEY

5.1 Upon execution of this Deed, Funding 1 will execute and deliver to Funding 2 and the Funding 2 Security Trustee the Funding 1 Controlling Beneficiary Deed Power of Attorney. Each of Funding 2 and the Funding 2 Security Trustee may exercise the powers under the Funding 1 Controlling Beneficiary Deed Power of Attorney as it considers ought to be done to protect the covenants, undertakings and provisions contained in this Deed.

5.2 Upon execution of this Deed, Funding 2 will execute and deliver to Funding 1 and the Funding 1 Security Trustee the Funding 2 Controlling Beneficiary Deed Power of Attorney. Each of Funding 1 and the Funding 1 Security Trustee may exercise the powers under the Funding 2 Controlling Beneficiary Deed Power of Attorney as it considers ought to be done to protect the covenants, undertakings and provisions contained in this Deed.

5.3 Upon execution of this Deed, the Seller will execute and deliver to Funding 1, Funding 2, the Funding 1 Security Trustee and the Funding 2 Security Trustee the Seller Controlling Beneficiary Deed Power of Attorney. Each of Funding 1, Funding 2, the Funding 1 Security Trustee and the Funding 2 Security Trustee may exercise the powers under the Seller Controlling Beneficiary Deed Power of Attorney as it considers ought to be done to protect the covenants, undertakings and provisions contained in this Deed.

6.     CERTAIN TERMS NOT TO BE AFFECTED

       The terms of this Deed shall not apply to any directions, rights, powers, benefits and/or discretions (or any equivalent thereof) which may be provided or exercised by the Seller, each Funding Beneficiary or each Funding Security Trustee under the terms of the Transaction Documents severally from (and without reference to) any other party.

7.     FURTHER ASSURANCE

       The parties agree that they will co-operate fully to do all such further acts and things and execute or sign any further documents, instruments, notices or consents as may be reasonable and necessary or desirable to give full effect to the arrangements contemplated by this Deed.

8.     NON PETITION COVENANT

       Each of the parties hereto hereby agrees that it shall not institute against either the Funding 1 Beneficiary, the Funding 2 Beneficiary or the Mortgages Trustee any winding-up, administration, insolvency or similar proceedings so long as any sum is outstanding under any Intercompany Loan Agreement (in the case of the Funding 1 Beneficiary and the Mortgages Trustee) or the Master Intercompany Loan Agreement (in the case of the Funding 2 Beneficiary and the Mortgages Trustee) for the duration of two years plus one day since the last day on which any such sum was outstanding.

9.     NO PARTNERSHIP OR AGENCY

       Nothing in this Deed shall be taken to constitute or create a partnership between any of the parties to this Deed or to make or appoint the Seller the agent of the Funding 1 Beneficiary (or vice versa) or the agent of the Funding 2 Beneficiary (or vice versa) or the Funding 1 Beneficiary the agent of the Funding 2 Beneficiary (or vice versa).

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10.    ASSIGNMENT

10.1   ASSIGNMENT

       Subject always to the provisions of CLAUSE 10 (Funding Security Trustees), no party hereto shall be entitled to assign all or any part of its rights or obligations hereunder to any other party without the prior written consent of each of the other parties hereto (which shall not, if requested, be unreasonably withheld) save that:

       (a) the Funding 1 Beneficiary shall be entitled to assign by way of security all or any of its rights under this Deed without such consent to the Funding 1 Security Trustee pursuant to the Funding 1 Deed of Charge and the Funding 1 Security Trustee may at its sole discretion assign all or any of its rights under or in respect of this Deed without such consent to any successor security trustee under the Funding 1 Deed of Charge and may assign all of any part of the Funding 1 Security upon an enforcement of the Funding 1 Security in accordance with the Funding 1 Deed of Charge; and

       (b) the Funding 2 Beneficiary shall be entitled to assign by way of security all or any of its rights under this Deed without such consent to the Funding 2 Security Trustee pursuant to the Funding 2 Deed of Charge and the Funding 2 Security Trustee may at its sole discretion assign all or any of its rights under or in respect of this Deed without such consent to any successor security trustee under the Funding 2 Deed of Charge and may assign all of any part of the Funding 2 Security upon an enforcement of the Funding 2 Security in accordance with the Funding 2 Deed of Charge.

10.2   ACKNOWLEDGEMENT OF SECURITY ASSIGNMENT

       The parties hereto acknowledge that:

       (a) the Funding 1 Beneficiary has assigned its rights under this Deed to the Funding 1 Security Trustee pursuant to the Funding 1 Deed of Charge and acknowledges that pursuant to the terms of the Funding 1 Deed of Charge, the Funding 1 Beneficiary has, inter alia, authorised the Funding 1 Security Trustee, following the Funding 1 Security becoming enforceable, to exercise, or refrain from exercising, all of the Funding 1 Beneficiary's rights, powers, authorities, discretions and remedies under or in respect of the Funding 1 Agreements, including this Deed, in such manner as in the Funding 1 Security Trustee's absolute discretion it shall think fit; and

       (b) the Funding 2 Beneficiary has assigned its rights under this Deed to the Funding 2 Security Trustee pursuant to the Funding 2 Deed of Charge and acknowledges that pursuant to the terms of the Funding 2 Deed of Charge, the Funding 2 Beneficiary has, inter alia, authorised the Funding 2 Security Trustee, following the Funding 2 Security becoming enforceable, to exercise, or refrain from exercising, all of the Funding 2 Beneficiary's rights, powers, authorities, discretions and remedies under or in respect of the Funding 2 Agreements, including this Deed, in such manner as in the Funding 2 Security Trustee's absolute discretion it shall think fit.

11.    FUNDING SECURITY TRUSTEES

11.1   VESTING OF RIGHTS

(a) If there is any change in the identity of the Funding 1 Security Trustee in accordance with the Funding 1 Deed of Charge, the Mortgages Trustee, each Funding Beneficiary and the Funding 2 Security Trustee shall execute such documents and take such action as the successor security trustee

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       and the outgoing security trustee may require for the purpose of vesting in the successor security trustee the rights and obligations of the outgoing security trustee hereunder and releasing the outgoing security trustee from its future obligations under this Deed.

(b) If there is any change in the identity of the Funding 2 Security Trustee in accordance with the Funding 2 Deed of Charge, the Mortgages Trustee, each Funding Beneficiary and the Funding 1 Security Trustee shall execute such documents and take such action as the successor security trustee and the outgoing security trustee may require for the purpose of vesting in the successor security trustee the rights and obligations of the outgoing security trustee hereunder and releasing the outgoing security trustee from its future obligations under this Deed.

11.2   NO ASSUMPTION

       It is hereby acknowledged and agreed that by its execution of this Deed neither the Funding 1 Security Trustee nor the Funding 2 Security Trustee shall assume or have any of the obligations or liabilities of the Mortgages Trustee, each Funding Beneficiary or of each other. Furthermore, any liberty or power which may be exercised or any determination which may be made hereunder by either the Funding 1 Security Trustee or the Funding 2 Security Trustee may be exercised or made in its absolute discretion without any obligation to give reasons therefor, but in any event must be exercised or made in accordance with the provisions of the Funding 1 Deed of Charge or the Funding 2 Deed of Charge (as applicable) and this Deed.

12.    AMENDMENTS AND WAIVER

12.1   ENTIRE AGREEMENT

       This Deed sets out the entire agreement and understanding between the parties with respect to the subject matter of this Deed superseding all prior oral or written understandings other than the other Transaction Documents.

12.2   AMENDMENTS AND WAIVER

       No amendment or waiver of any provision of this Deed nor consent to any departure by any of the parties therefrom shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto. In the case of a waiver or consent, such waiver or consent shall be effective only in the specific instance and as against the party or parties giving it for the specific purpose for which it is given.

12.3   RIGHTS CUMULATIVE

       The respective rights of each of the parties to this Deed are cumulative and may be exercised as often as they consider appropriate. No failure on the part of any party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies in this Deed are cumulative and not exclusive of any remedies provided by law.

12.4   VARIATION OR WAIVER

       No variation or waiver of this Deed shall be made if the same would adversely affect the then current ratings of any of the Notes.

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13.    NOTICES

       Any notices to be given pursuant to this Deed will be sufficiently served if sent by prepaid first class post, by hand or facsimile transmission and will be deemed to be given (in the case of facsimile transmission) when despatched (where delivered by hand) on the day of delivery if delivered before 17.00 hours on a London Business Day or on the next London Business Day if delivered thereafter or (in the case of first class post) when it would be received in the ordinary course of the post and shall be sent:

       (a) in the case of the Seller: to Halifax plc, at Trinity Road (LP/3/3/SEC), Halifax, West Yorkshire HX1 2RG (facsimile number +44 (0)113 235 7511) for the attention of the Head of Mortgage Securitisation with a copy to HBOS Treasury Services plc, 33 Old Broad Street, London EC2N 1HZ (facsimile number +44 (0) 20 7574
               8303) for the attention of Head of Mortgage Securitisation and Covered Bonds;

       (b) in the case of the Mortgages Trustee: to Permanent Mortgages Trustee Limited, 47 Esplanade, St Helier, Jersey JE1 0BD, Channel Islands (facsimile number +44 (0) 1534 726391) for the attention of the Company Secretary with a copy to HBOS Treasury Services plc, 33 Old Broad Street, London EC2N 1HZ (facsimile number +44 (0) 20 7574 8303) for the attention of Head of Mortgage Securitisation and Covered Bonds;

       (c) in the case of the Funding 1 Beneficiary: to Permanent Funding (No. 1) Limited, 35 Great St. Helen's, London EC3A 6AP (facsimile number +44 (0) 20 7398 6325) for the attention of the Secretary with a copy to HBOS Treasury Services plc, 33 Old Broad Street, London EC2N 1HZ (facsimile number +44 (0) 20 7574
               8303) for the attention of Head of Mortgage Securitisation and Covered Bonds;

       (d) in the case of the Funding 2 Beneficiary: to Permanent Funding (No. 2) Limited, 35 Great St. Helen's, London EC3A 6AP (facsimile number +44 (0) 20 7398 6325) for the attention of the Secretary with a copy to HBOS Treasury Services plc, 33 Old Broad Street, London EC2N 1HZ (facsimile number +44 (0) 20 7574
               8303) for the attention of Head of Mortgage Securitisation and Covered Bonds;

       (e) in the case of the Funding 1 Security Trustee and the Funding 2 Security Trustee to The Bank of New York, One Canada Square, London E14 5AL, (facsimile number +44 (0) 20 7964 6061/6339) for the attention of Global Structured Finance - Corporate Trust; and

       (f) in each case with a copy to The Bank of New York, One Canada Square, London E14 5AL, (facsimile number +44 (0) 20 7964 6061/6339) for the attention of Global Structured Finance - Corporate Trust, or to such other address or facsimile number or for the attention of such other person or entity as may from time to time be notified by any party to the others by written notice in accordance with the provisions of this CLAUSE 13.

14.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

       A person who is not a party to this Deed may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999.

15.    TERMINATION

       The provisions of this Deed shall terminate upon the termination of the Mortgages Trust.

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16.    EXECUTION IN COUNTERPARTS; SEVERABILITY

16.1   COUNTERPARTS

       This Deed may be executed in any number of counterparts (manually or by facsimile) and by different parties hereto in separate counterparts, when so executed, shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

16.2   SEVERABILITY

       Where any provision in or obligation under this Deed shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations under this Deed, or of such provision or obligation in any other jurisdiction, shall not be affected or impaired thereby.

17.    GOVERNING LAW

17.1   GOVERNING LAW

       This Deed is governed by, and shall be construed in accordance with, English law.

17.2   JURISDICTION

       Each party to this Deed hereby irrevocably submits to the exclusive jurisdiction of the English courts in any action or proceeding arising out of or relating to this Deed, and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined by such courts. Each party to this Deed hereby irrevocably waives, to the fullest extent it may possibly do so, any defence or claim that the English courts are an inconvenient forum for the maintenance or hearing of such action or proceeding. The Mortgages Trustee irrevocably appoints Structured Finance Management Limited at 35 Great St. Helen's, London EC3A 6AP as its agent for service of process.

IN WITNESS of which this document has been signed and delivered as a deed on the date which appears above.

                                  SCHEDULE 1

           FUNDING 1 CONTROLLING BENEFICIARY DEED POWER OF ATTORNEY

                          DEED AND POWER OF ATTORNEY

THIS DEED AND POWER OF ATTORNEY (this DEED AND POWER OF ATTORNEY) is made on 1 March 2007

By Permanent Funding (No.1) Limited (FUNDING 1) of 35 Great St. Helen's, London EC3A 6AP;

in favour any one of Permanent Funding (No. 2) Limited (FUNDING 2) of 35 Great St. Helen's, London EC3A 6AP, The Bank of New York (in its capacity as FUNDING 2 SECURITY TRUSTEE) and Halifax plc (the SELLER) of Trinity Road, Halifax, West Yorkshire HX1 2RG in accordance with the terms of the Controlling Beneficiary Deed (as defined below).

Expressions defined in the controlling beneficiary deed entered into between Funding 1, Funding 2, The Bank of New York (in its capacity as FUNDING 1 SECURITY TRUSTEE), the Funding 2 Security Trustee and the Seller on 17 October 2006 and amended and restated on 1 March 2007 (as the same may be amended, restated, supplemented, replaced and/or novated from time to time) (the CONTROLLING BENEFICIARY DEED) shall have the same meanings in this Deed and Power of Attorney.

Funding 1, severally, irrevocably and by way of security for the performance of the covenants on the part of Funding 1 set in the Controlling Beneficiary Deed:

(a) appoints Funding 2 at all times that Funding 2 is entitled to provide the Funding Beneficiary Controlling Directions to the Mortgages Trustee in accordance with the Controlling Beneficiary Deed to be its attorney in accordance with section 10 of the Powers of Attorney Act 1971 to give directions to the Mortgages Trustee;

(b) appoints the Funding 2 Security Trustee at all times that the Funding 2 Security Trustee is entitled to provide the Funding Beneficiary Controlling Directions to the Mortgages Trustee in accordance with the Controlling Beneficiary Deed to be its attorney in accordance with section 10 of the Powers of Attorney Act 1971 to give directions to the Mortgages Trustee; and

(c) appoints the Seller at all times that Halifax is entitled to give directions to the Mortgages Trustee under clause 2.5 of the Controlling Beneficiary Deed to be its attorney in accordance with section 10 of the Powers of Attorney Act 1971 to give directions to the Mortgages Trustee.

Each of Funding 2, the Funding 2 Security Trustee and the Seller is authorised, subject to the above mentioned terms and the provisions of the Controlling Beneficiary Deed, to give directions on Funding 1's behalf to the Mortgages Trustee in connection with the Mortgages Trust Deed, provided that the authority granted to Funding 2, the Funding 2 Security Trustee and the Seller by this Deed and Power of Attorney is limited to acts permissible in accordance with the Transaction Documents (and, without limitation, subject to the limitations set out in clause 16.3 of the Mortgages Trust Deed and clause 2.2 of the Controlling Beneficiary Deed).

Funding 1 hereby covenants with each of Funding 2 and the Funding 2 Security Trustee and their respective assigns and successors in title that (subject to the above mentioned terms and the provisions of the Controlling Beneficiary
Deed) it will not give directions to the Mortgages Trustee in connection with the Mortgages Trust Deed unless such directions are identical with the Funding Beneficiary Controlling Directions. Funding 1 hereby covenants with each of Funding 2, the Funding 2 Security Trustee and the Seller and their respective assigns and successors in title that (subject to the above mentioned terms and the

------------------
provisions of the Controlling Beneficiary Deed) if the conditions referred to in clause 2.5 of the Controlling Beneficiary Deed have been satisfied it will not give directions to the Mortgages Trustee under clause 23 of the Mortgages Trust Deed unless such directions are identical with those of the Seller.

For the avoidance of doubt, this Deed and Power of Attorney does not extend to the Funding Security Trustee Controlling Directions (as defined in the Controlling Beneficiary Deed).

IN WITNESS of which this document has been signed and delivered as a deed on the date which appears above.

EXECUTED as a DEED by             )
PERMANENT FUNDING (NO. 1)         )
LIMITED                           )
acting by two directors

                                  SCHEDULE 2

           FUNDING 2 CONTROLLING BENEFICIARY DEED POWER OF ATTORNEY

                          DEED AND POWER OF ATTORNEY

THIS DEED AND POWER OF ATTORNEY (this DEED AND POWER OF ATTORNEY) is made on 1 March 2007

By Permanent Funding (No.2) Limited (FUNDING 2) of 35 Great St. Helen's, London EC3A 6AP;

in favour any one of Permanent Funding (No. 1) Limited (FUNDING 1) of 35 Great St. Helen's, London EC3A 6AP, The Bank of New York (in its capacity as FUNDING 1 SECURITY TRUSTEE) and Halifax plc (the SELLER) of Trinity Road, Halifax, West Yorkshire HX1 2RG in accordance with the terms of the Controlling Beneficiary Deed (as defined below).

Expressions defined in the controlling beneficiary deed entered into between Funding 1, Funding 2, the Funding 1 Security Trustee, The Bank of New York (in its capacity as the FUNDING 2 SECURITY TRUSTEE) and the Seller on 17 October 2006 and amended and restated on 1 March 2007 (as the same may be amended, restated, supplemented, replaced and/or novated from time to time) (the CONTROLLING BENEFICIARY DEED) shall have the same meanings in this Deed and Power of Attorney.

Funding 2, severally, irrevocably and by way of security for the performance of the covenants on the part of Funding 2 set in the Controlling Beneficiary Deed:

(a) appoints Funding 1 at all times that Funding 1 is entitled to provide the Funding Beneficiary Controlling Directions to the Mortgages Trustee in accordance with the Controlling Beneficiary Deed to be its attorney in accordance with section 10 of the Powers of Attorney Act 1971 to give directions to the Mortgages Trustee; and

(b) appoints the Funding 1 Security Trustee at all times that the Funding 1 Security Trustee is entitled to provide the Funding Beneficiary Controlling Directions to the Mortgages Trustee in accordance with the Controlling Beneficiary Deed to be its attorney in accordance with section 10 of the Powers of Attorney Act 1971 to give directions to the Mortgages Trustee; and

(c) appoints the Seller at all times that Halifax is entitled to give directions to the Mortgages Trustee under clause 2.5 of the Controlling Beneficiary Deed to be its attorney in accordance with section 10 of the Powers of Attorney Act 1971 to give directions to the Mortgages Trustee.

Each of Funding 1, the Funding 1 Security Trustee and the Seller is authorised, subject to the above mentioned terms and the provisions of the Controlling Beneficiary Deed, to give directions on Funding 2's behalf to the Mortgages Trustee in connection with the Mortgages Trust Deed, provided that the authority granted to Funding 1, the Funding 1 Security Trustee and Halifax by this Deed and Power of Attorney is limited to acts permissible in accordance with the Transaction Documents (and, without limitation, subject to the limitations set out in clause 16.3 of the Mortgages Trust Deed and clause 2.2 of the Controlling Beneficiary Deed).

Funding 2 hereby covenants with each of Funding 1 and the Funding 1 Security Trustee and their respective assigns and successors in title that (subject to the above mentioned terms and the provisions of the Controlling Beneficiary
Deed) it will not give directions to the Mortgages Trustee in connection with the Mortgages Trust Deed unless such directions are identical with the Funding Beneficiary Controlling Directions. Funding 2 hereby covenants with each of Funding 1, the Funding 1 Security Trustee and the Seller and its respective assigns and successors in title that (subject to the above mentioned terms and the provisions of the Controlling Beneficiary Deed) if the conditions referred to in clause 2.5 of the Controlling Beneficiary Deed have been satisfied it will not give directions to the Mortgages Trustee under clause 23 of the Mortgages Trust Deed unless such directions are identical with those of the Seller.

For the avoidance of doubt, this Deed and Power of Attorney does not extend to the Funding Security Trustee Controlling Directions (as defined in the Controlling Beneficiary Deed).

IN WITNESS of which this document has been signed and delivered as a deed on the date which appears above.

EXECUTED as a DEED by             )
PERMANENT FUNDING (NO. 2)         )
LIMITED                           )
acting by two directors           )

                                  SCHEDULE 3

             SELLER CONTROLLING BENEFICIARY DEED POWER OF ATTORNEY

                          DEED AND POWER OF ATTORNEY

THIS DEED AND POWER OF ATTORNEY (this DEED AND POWER OF ATTORNEY) is made on 1 March 2007

By Halifax plc (the SELLER) of Trinity Road, Halifax, West Yorkshire HX1 2RG;

in favour any one of Permanent Funding (No. 1) Limited (FUNDING 1) of 35 Great St. Helen's, London EC3A 6AP, Permanent Funding (No. 2) Limited (FUNDING 2) of 35 Great St. Helen's, London EC3A 6AP and The Bank of New York (in each of its capacities as FUNDING 1 SECURITY TRUSTEE or FUNDING 2 SECURITY TRUSTEE (as the case may be)) in accordance with the terms of the Controlling Beneficiary Deed (as defined below).

Expressions defined in the controlling beneficiary deed entered into between Funding 1, Funding 2, the Funding 1 Security Trustee, the Funding 2 Security Trustee and the Seller on 17 October 2006 as amended and restated on 1 March 2007 (as the same may be amended, restated, supplemented, replaced and/or novated from time to time) (the CONTROLLING BENEFICIARY DEED) shall have the same meanings in this Deed and Power of Attorney.

The Seller, severally, irrevocably and by way of security for the performance of the covenants on the part of the Seller set in the Controlling Beneficiary
Deed:

(a) appoints Funding 1 at all times that Funding 1 is entitled to provide the Funding Beneficiary Controlling Directions to the Mortgages Trustee in accordance with the Controlling Beneficiary Deed to be its attorney in accordance with section 10 of the Powers of Attorney Act 1971 to give directions to Permanent Mortgages Trustee Limited (in its capacity as trustee of the Trust Property held for the benefit of the Seller, Funding 1 and Funding 2 pursuant to the Mortgages Trust Deed) (the MORTGAGES TRUSTEE); and

(b) appoints Funding 2 at all times that Funding 2 is entitled to provide the Funding Beneficiary Controlling Directions to the Mortgages Trustee in accordance with the Controlling Beneficiary Deed to be its attorney in accordance with section 10 of the Powers of Attorney Act 1971 to give directions to the Mortgages Trustee; and

(c) appoints the Funding 1 Security Trustee at all times that the Funding 1 Security Trustee is entitled to provide the Funding Beneficiary Controlling Directions to the Mortgages Trustee in accordance with the Controlling Beneficiary Deed to be its attorney in accordance with section 10 of the Powers of Attorney Act 1971 to give directions to the Mortgages Trustee; and

(d) appoints the Funding 2 Security Trustee at all times that the Funding 2 Security Trustee is entitled to provide the Funding Beneficiary Controlling Directions to the Mortgages Trustee in accordance with the Controlling Beneficiary Deed to be its attorney in accordance with section 10 of the Powers of Attorney Act 1971 to give directions to the Mortgages Trustee.

Each of Funding 1, Funding 2, the Funding 1 Security Trustee and the Funding 2 Security Trustee is authorised, subject to the above mentioned terms and the provisions of the Controlling Beneficiary Deed, to give directions on the Seller's behalf to the Mortgages Trustee in connection with the Mortgages Trust Deed, provided that the authority granted to Funding 1, Funding 2, the Funding 1 Security Trustee and the Funding 2 Security Trustee by this Deed and Power of Attorney is limited to acts permissible in accordance with the

Transaction Documents (and, without limitation, subject to the limitations set out in clause 16.3 of the Mortgages Trust Deed and clauses 2.2 of the Controlling Beneficiary Deed).

The Seller hereby covenants with each of Funding 1, Funding 2, the Funding 1 Security Trustee and the Funding 2 Security Trustee and their respective assigns and successors in title that (subject to the above mentioned terms and the provisions of the Controlling Beneficiary Deed) it will not give directions to the Mortgages Trustee in connection with the Mortgages Trust Deed unless such directions are identical with the Funding Beneficiary Controlling Directions or clause 2.5 of the Controlling Beneficiary Deed.

For the avoidance of doubt, this Deed and Power of Attorney does not extend to the Funding Security Trustee Controlling Directions (as defined in the Controlling Beneficiary Deed).

IN WITNESS of which this document has been signed and delivered as a deed on the date which appears above.

EXECUTED as a DEED by             )
HALIFAX PLC                       )
acting by its attorney            )                    /s/ Ian Stewart
in the presence of                )                    /s/ Amarpal Takk

Witness's Signature:...............                    /s/ Charles Toland

Name:          Allen & Overy LLP

Address:       40 Bank Street
               Canary Wharf
               London E14 5DU

------------------
                                  SIGNATORIES

SELLER

EXECUTED as a DEED by             )
HALIFAX PLC                       )
acting by its attorney            )                    /s/ Ian Stewart
in the presence of                )                    /s/ Amarpal Takk

Witness's Signature:                                   /s/ Charles Toland

Name:          Allen & Overy LLP

Address:       40 Bank Street
               Canary Wharf
               London E14 5DU

BENEFICIARY

EXECUTED as a DEED by             )
HALIFAX PLC                       )
acting by its attorney            )                    /s/ Ian Stewart
in the presence of                )                    /s/ Amarpal Takk

Witness's Signature:                                   /s/ Charles Toland

Name:          Allen & Overy LLP

Address:       40 Bank Street
               Canary Wharf
               London E14 5DU

FUNDING 1 BENEFICIARY

EXECUTED as a DEED by             )
PERMANENT FUNDING (NO. 1)         )
LIMITED                           )                    /s/ Claudia Wallace

acting by two directors                                /s/ Jonathan Keighley

FUNDING 2 BENEFICIARY

EXECUTED as a DEED by             )
PERMANENT FUNDING (NO. 2)         )
LIMITED                           )                    /s/ Claudia Wallace

acting by two directors                                /s/ Jonathan Keighley

MORTGAGES TRUSTEE

EXECUTED as a DEED on behalf of                       )
PERMANENT MORTGAGES TRUSTEE                           )
LIMITED, a company incorporated in Jersey,            )
Channel Islands, by                                   )
being a person who, in                                )
accordance with the laws of that territory is acting  )
under the authority of the company, in the presence   )
of:                                                   ) /s/ Claudia Wallace

Witness's Signature:

Name:                  /s/ Dipti Vekaria

Address:               35 Great St. Helens,
                       London EC3A 6AP

FUNDING 1 SECURITY TRUSTEE

EXECUTED as a DEED by                                 )
THE BANK OF NEW YORK                                  )
acting by its attorney                                )
in the presence of:                                   ) /s/ Vincent Giraud

Witness's Signature:   /s/ Charles Toland

Name:                  Allen & Overy LLP
                       40 Bank Street
                       Canary Wharf
                       London E14 5DU

Address:

FUNDING 2 SECURITY TRUSTEE

EXECUTED as a DEED by                                 )
THE BANK OF NEW YORK                                  )

acting by its attorney                                )
in the presence of:                                   ) /s/ Vincent Giraud

Witness's Signature:   /s/ Charles Toland

Name:                  Allen & Overy LLP
                       40 Bank Street
                       Canary Wharf
                       London E14 5DU


                                      17